UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

HEMISPHERE MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	001-35886 (Commission File Number)	80-0885255 (I.R.S. Employer Identification Number)

4000 Ponce de Leon Boulevard

Suite 650

Coral Gables, FL 33146

(Address of principal executive offices) (Zip Code)

(305) 421-6364 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HMTV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Securities Purchase Agreement

On March 31, 2021 (PT), HMTV DTC, LLC, (the “Buyer”), a wholly-owned, indirect subsidiary of Hemisphere Media Group, Inc. (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with Pantaya, LLC (“Pantaya”), Artisan Home Entertainment Inc. (the “Seller”) and, solely for purposes of Section 10.14 thereof, Lions Gate Entertainment Inc., pursuant to which the Buyer acquired all of the issued and outstanding equity interests of Pantaya that the Company did not already own (the “Acquisition”). Prior to the Acquisition, the Company owned 25% of the equity interests of Pantaya. Also, prior to the Acquisition, the business of Pantelion 2.0, LLC was contributed to Pantaya by the Seller. Pursuant to the terms and conditions of the Purchase Agreement, the Buyer purchased the remaining equity interests in Pantaya that the Company did not own for approximately $124.0 million in cash, subject to certain customary adjustments, including adjustments for cash and debt. The purchase price was funded with cash on hand and borrowings under the Amended Term Loan Facility (as described below).

The Purchase Agreement contains representations and warranties made by each of the Buyer, Pantaya and the Seller (which have been qualified by confidential disclosures made to the parties in connection with the Purchase Agreement). The Purchase Agreement also contains covenants of the Buyer and the Seller that are customary for transactions of this nature, including certain restrictions on the Seller and its affiliates from conducting certain business activities that compete with Pantaya for 18 months following the closing of the Acquisition or soliciting Pantaya’s employees for 12 months following the closing of the Acquisition, subject to certain exceptions as described in the Purchase Agreement.

Subject to certain limitations and conditions set forth in the Purchase Agreement, the Seller and the Buyer will indemnify each other and their respective affiliates from and after the closing for, among other things, breaches or inaccuracies of the representations, warranties and covenants contained in the Purchase Agreement.

In connection with the Acquisition, the Seller and the Buyer agreed to enter into certain other agreements in connection with the Acquisition, including with respect to intellectual property, technology and transition services. The Acquisition was not subject to any conditions.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The Purchase Agreement contains representations and warranties that are the product of negotiations among the parties thereto and the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered by the respective parties to the Purchase Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that that may be very different from those generally applicable to disclosure requirements under the federal securities laws, including for reports and documents filed with the Securities and Exchange Commission (“SEC”). Investors should not rely on the representations, warranties, indemnities and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its subsidiaries or affiliates (including Pantaya). The representations, warranties, indemnities and covenants do not purport to be accurate as of the date of filing of this Form 8-K, and the subject matter thereof may change after the date of the Purchase Agreement, which subsequent developments or new information may or may not be fully reflected in the Company’s public disclosures. Furthermore, any factual disclosures in the Purchase Agreement or this Form 8-K may be supplemented, updated or modified by disclosures contained in, and should be considered in conjunction with, reports and other matters the Company files with, or furnishes to, the SEC or otherwise publicly discloses.

The Company deems this to be a material acquisition and will file audited and pro forma financial statements within 71 calendar days of the date of this Current Report on Form 8-K.

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Amended Credit Agreement

On March 31, 2021, Hemisphere Media Holdings, LLC (“Holdings”) and InterMedia Español, Inc. (together with Holdings, the “Borrowers”), both wholly-owned, indirect subsidiaries of the Company, the guarantors party thereto, the several lenders from time to time party thereto and JPMorgan Chase Bank, N.A., entered into Amendment No. 3 (“Amendment No. 3”) to that certain Credit Agreement, dated as of July 30, 2013, among the Borrowers, the guarantors party thereto, the several lenders from time to time party thereto and the other parties named therein (as amended by Amendment No. 1, dated as of July 31, 2014, and Amendment No. 2, dated as of February 14, 2017, the “Existing Credit Agreement”, and as amended by Amendment No. 3, the “Amended Credit Agreement”). We borrowed $50.0 million under the Amended Term Loan Facility on March 31, 2021 to finance the Acquisition in part.

The Amended Credit Agreement provides for the borrowing of a new tranche of term loans in the aggregate principal amount of $50.0 million (the “Amended Term Loan Facility”), which will mature on February 14, 2024. The Amended Term Loan Facility will bear interest at the Borrowers’ option of either (i) LIBOR (which will not be less than zero) plus a margin of 3.50% or (ii) or an Alternate Base Rate plus a margin of 2.50%. There is no LIBOR floor.

Additionally, the Amended Credit Agreement provides for an incremental revolving loan (the “Incremental Revolving Facility”) allowing for an aggregate principal amount of indebtedness of up to $30.0 million. The Incremental Revolving Facility is secured on a pari passu basis by the collateral securing the Amended Term Loan Facility and will mature ninety-one (91) days prior to the maturity of the Amended Term Loan Facility. The Incremental Revolving Facility will bear interest at the Borrowers’ option of either (i) LIBOR (which will not be less than zero) plus a margin of 2.75% or (ii) or an Alternate Base Rate plus a margin of 1.75%, in each case, with a 25 bps step-up at a First Lien Net Leverage Ratio level of 3.50:1.00 and two 25 bps step-downs at First Lien Net Leverage Ratio levels of 2.50:1.00 and 1.50:1.00.  There is no LIBOR floor.

The Amended Term Loan Facility will require the Borrowers to make amortization payments (in quarterly installments) equal to 1.00% per annum with respect to the Amended Term Loan Facility with any remaining amount due at final maturity.  Voluntary prepayments will be permitted, in whole or in part, subject to certain minimum prepayment requirements.

The obligations under the Amended Credit Agreement have been guaranteed by HMTV, LLC, a direct, wholly-owned subsidiary of the Company and parent of Holdings, and all of Holdings’ existing and future direct and indirect domestic subsidiaries (subject to certain exceptions in the case of immaterial subsidiaries). The Amended Credit Agreement is secured by a first-priority perfected security interest in substantially all of the assets of HMTV, LLC, Holdings and Holdings’ restricted subsidiaries.

The Amended Term Loan Facility does not have any maintenance-based financial covenants. The Incremental Revolving Facility will have a springing First Lien Net Leverage Ratio (as defined in the Amended Credit Agreement) of no greater than 5.00:1.00, tested commencing with the last day of the fiscal quarter ending June 30, 2021, and the last day of each fiscal quarter thereafter, solely to the extent that on such day, the aggregate amount of revolving loans and letter of credit exposure (excluding up to $5.0 million of undrawn letters of credit and cash collateralized or backstopped letters of credit) exceeds 35% of the aggregate commitments under the Incremental Revolving Facility.

The lenders have the ability, subject to certain rights of the Borrowers and cure periods, to accelerate loan payment dates and charge default interest rates for certain breaches by the Borrowers of their covenants and other obligations under the Amended Credit Agreement.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms thereof, a copy of which is attached hereto as Exhibit 10.1.

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Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosures set forth above under Item 1.01 of this Current Report regarding the Securities Purchase Agreement are hereby incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures set forth above under Item 1.01 of this Current Report regarding the Amended Credit Agreement are hereby incorporated by reference into this Item 2.03.

Cautionary Note Concerning Factors That May Affect Future Results

This Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the impact of the acquisition of Pantaya on the Company’s business and financial performance, Pantaya’s subscriber growth prospects, the Company’s business plans, and the U.S. Hispanic population growth. Forward-looking statements are neither historical facts nor assurances of future performance. These forward-looking statements are subject to change, and actual results may materially differ from those set forth in this press release due to certain risks and uncertainties. Factors that could cause or contribute to changes in such forward-looking statements include, but are not limited to deterioration of general economic conditions, political instability, social unrest, and public health crises, such as the occurrence of a global pandemic like COVID-19, either nationally or in the local markets in which Hemisphere operates, Puerto Rico’s uncertain political climate, as well as delays in the disbursement of earmarked federal funds on the local economy and advertising market, the effects of extreme weather and climate events on Hemisphere’s business as well as Hemisphere’s counterparties, customers, employees, third-party vendors and suppliers, changes in the distribution and viewing of television programming, including the expanded deployment of personal video recorders, subscription and advertising video on demand, internet protocol television, mobile personal devices and personal tablets and their impact on advertising and affiliate revenue, short and long-term migration shifts in Puerto Rico, the Company’s ability to timely and fully recover proceeds under our insurance policies and Company’s ability to successfully integrate acquired assets, in particular, Pantaya, and achieve anticipated synergies. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements set forth in Company’s reports filed with the SEC, including Company’s quarterly reports on Form 10-Q and its annual report on Form 10-K. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, the Company’s actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. We may also be faced with unforeseen risks and uncertainties related to Pantaya’s business. Additionally, many of these risks are currently amplified by and may, in the future, continue to be amplified by the prolonged impact of the COVID-19 pandemic. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this item are not being filed herewith. The financial statements required by Item 9.01(a) to be filed with this Current Report on Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item is not being filed herewith. The pro forma financial statements required by Item 9.01(b) to be filed with this Current Report on Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1*	Securities Purchase Agreement, dated as of March 31, 2021, among HMTV DTC, LLC, Pantaya, LLC and Artisan Home Entertainment Inc.

10.1	Amendment No. 3 to the Credit Agreement, dated as of March 31, 2021, by and among Hemisphere Media Holdings, LLC, a Delaware limited liability company, InterMedia Español, Inc., a Delaware corporation, the guarantors party thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as the administrative agent and collateral agent and the other parties thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEMISPHERE MEDIA GROUP, INC.

Date: April 6, 2021	By:	/s/ Alex J. Tolston
Name: Alex J. Tolston
Title: Executive Vice President, Chief Legal Officer and Corporate Secretary

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